Exhibit 10.128

AGREEMENT REGARDING
PURCHASE AND REMARKETING OPTIONS
(FREMONT/BUILDING #3)
BETWEEN
LAM RESEARCH CORPORATION
(“LRC”)
AND
BNP PARIBAS LEASING CORPORATION
(“BNPPLC”)
December 21, 2007

TABLE OF CONTENTS
(Continued)

			Page
	(D)	Security for LRC’s Purchase Option	10
3	LRC’s Rights, Options and Obligations After the Designated Sale Date		11
	(A)	LRC’s Obligation to Buy if Certain Conditions are Satisfied	11
	(B)	LRC’s Extended Right to Remarket	11
	(C)	Deemed Sale On the Second Anniversary of the Designated Sale Date	12
	(D)	LRC’s Right to Share in Sales Proceeds Received By BNPPLC From any Qualified Sale	12
4	Transfers By BNPPLC After the Designated Sale Date		13
	(A)	BNPPLC’s Right to Sell	13
	(B)	Survival of LRC’s Rights and the Supplemental Payment Obligation	13
	(C)	Release and Quitclaim by LRC	13
	(D)	Easements and Other Transfers in the Ordinary Course of Business	14
5	Terms of Conveyance Upon Purchase		14
	(A)	Tender of Sale Closing Documents	14
	(B)	Delivery of Escrowed Proceeds	15
6	Survival and Termination of the Rights and Obligations of LRC and BNPPLC		15
	(A)	Status of this Agreement Generally	15
	(B)	Automatic Termination of LRC’s Rights	15
	(C)	Payment Only to BNPPLC	16
	(D)	Preferences and Voidable Transfers	16
	(E)	Remedies Under the Other Operative Documents	16
7	Certain Remedies Cumulative		16
8	Attorneys’ Fees and Legal Expenses		16
9	Recording Memorandum		17
10	Successors and Assigns		17
(ii)

TABLE OF CONTENTS
(Continued)
Exhibits and Schedules

Exhibit A	Legal Description

Exhibit B	Valuation Procedures

Exhibit C	Form of Deed With Limited Title Warranties

Exhibit D	Bill of Sale and Assignment

Exhibit E	Acknowledgment of Disclaimer of Representations and Warranties

Exhibit F	Secretary’s Certificate

Exhibit G	FIRPTA Statement
(iii)

AGREEMENT REGARDING
PURCHASE AND REMARKETING OPTIONS
(FREMONT/BUILDING #3)
     This AGREEMENT REGARDING PURCHASE AND REMARKETING OPTIONS (FREMONT/BUILDING #3) (this “Agreement”), dated as of December 21, 2007 (the “Effective Date”), is made by and between BNP PARIBAS LEASING CORPORATION (“BNPPLC”), a Delaware corporation, and LAM RESEARCH CORPORATION (“LRC”), a Delaware corporation.
RECITALS
     Contemporaneously with the execution of this Agreement, BNPPLC and LRC are executing a Common Definitions and Provisions Agreement (Fremont/Building #3) dated as of the Effective Date (the “Common Definitions and Provisions Agreement”), which by this reference is incorporated into and made a part of this Agreement for all purposes. As used in this Agreement, capitalized terms defined in the Common Definitions and Provisions Agreement and not otherwise defined in this Agreement are intended to have the respective meanings assigned to them in the Common Definitions and Provisions Agreement.
     Contemporaneously with this Agreement, at the request of LRC BNPPLC is acquiring the Land described in Exhibit A and the Improvements on the Land by conveyance from the Prior Owner.
     Also contemporaneously with this Agreement, BNPPLC and LRC are executing a Lease Agreement (Fremont/Building #3) dated as of the Effective Date (the “Lease”), pursuant to which LRC is leasing from BNPPLC the Land described in Exhibit A and all Improvements on such Land. (As used herein, “Property” means (i) all of BNPPLC’s interests, including those conveyed to it by the Prior Owner, in the Land and in the Improvements and in all other real and personal property from time to time covered or to be covered by the Lease and included within the “Property” as defined therein, and (ii) BNPPLC’s interest in any Escrowed Proceeds yet to be applied as a Qualified Prepayment or to the cost of repairs to or restoration of the Improvements or other property covered by the Lease.)
     As provided in the Closing Certificate, this Agreement and the other Operative Documents are intended to amend, restate and replace entirely LRC’s Prior Lease.
     LRC and BNPPLC have agreed on the terms and conditions upon which LRC may elect to purchase or arrange for the purchase of the Property or may be obligated to purchase the Property, and by this Agreement they desire to confirm all such terms and conditions.

AGREEMENTS
1 Additional Definitions. As used in this Agreement, the following terms have the following respective meanings:
     “97-1/Default (100%)” means a Default that consists of or results from:
     (A) a failure of LRC to make any payment required by any Operative Document, including any payment of Base Rent required by the Lease or any Supplemental Payment required by this Agreement on the Designated Sale Date;
     (B) any Hazardous Substance Activities occurring prior to the Cutoff Date;
     (C) any failure of LRC on or prior to the Cutoff Date to insure, maintain, operate, repair or return the Property in accordance with all terms and conditions of the Lease;
     (D) any failure of LRC to apply insurance or condemnation proceeds received by it with respect to the Property as required by the Lease;
     (E) any breach by LRC of subparagraphs 1(B), (D), (E) or (G) of the Closing Certificate; or
     (F) any bankruptcy or insolvency proceeding involving LRC or any of its Subsidiaries, as the debtor.
Except as provided in subparagraph 3(A), the characterization of any Default as a 97-1/Default (100%) will not affect the rights or remedies available to BNPPLC because of the Default.
“Applicable Purchaser” means (1) the third party designated by LRC to purchase the Property at any sale arranged by LRC as provided in this Agreement, or (2) the third party designated by BNPPLC as the purchaser at any Qualified Sale not arranged by LRC.
“BNPPLC’s Actual Out of Pocket Costs” means the out-of-pocket costs and expenses, if any, incurred by BNPPLC in connection with a sale of the Property under this Agreement or in connection with the collection of payments due to it under this Agreement (including any Breakage Costs; Attorneys’ Fees; appraisal costs; and income, transfer, withholding or other taxes which do not constitute Excluded Taxes; but not including Excluded Taxes or costs of removing any Lien Removable by BNPPLC).

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“Break Even Price” means an amount equal to:

•	the Lease Balance, plus

•	BNPPLC’s Actual Out of Pocket Costs.

“Break Even Price (Improvements)” means an amount equal to:

•	the portion of the Lease Balance attributable to the Improvements (such portion to be determined for purposes of this Agreement using an allocation of the Lease Balance between Land and Improvements as provided in the definition of Lease Balance in the Common Definition and Provisions Agreement, which sets forth an agreed initial allocation based on an appraisal obtained by LRC and provides for the allocation of Qualified Prepayments, if any, which may be deducted in the calculation of the Lease Balance), plus

•	the product computed by multiplying BNPPLC’s Actual Out of Pocket Costs times the Improvements Value Percentage.

“Break Even Price (Land)” means an amount equal to:

•	the portion of the Lease Balance attributable to the Land (such portion to be determined for purposes of this Agreement using an allocation of the Lease Balance between Land and Improvements as provided in the definition of Lease Balance in the Common Definition and Provisions Agreement, which sets forth an agreed initial allocation based on an appraisal obtained by LRC and provides for the allocation of Qualified Prepayments, if any, which may be deducted in the calculation of the Lease Balance), plus

•	the product computed by multiplying BNPPLC’s Actual Out of Pocket Costs times the Land Value Percentage.

“Committed Price” has the meaning indicated in subparagraph 3(B)(3).

“Conditions to LRC’s Initial Remarketing Rights” has the meaning indicated in subparagraph 2(A)(2)(a).

“Cutoff Date” means the later of the dates upon which (i) the Lease terminates or LRC’s interests in the Property are sold at foreclosure as provided in Exhibit B attached to the

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Lease, or (ii) LRC surrenders possession and control of the Property and ceases to have the right to use and occupy the Land or Improvements under any of the Operative Documents.

“Decision Not to Sell at a Loss” means a decision by BNPPLC not to sell the Property on the Designated Sale Date to an Applicable Purchaser as provided in subparagraph 2(A)(2), despite LRC’s satisfaction of the Conditions to LRC’s Initial Remarketing Rights.

“Deemed Sale” has the meaning indicated in subparagraph 3(C).

“DSD Sales Proceeds (Improvements)” means that portion of any cash payment actually received by BNPPLC on the Designated Sale Date from an Applicable Purchaser as the purchase price for the Property which is attributable to the Improvements. Such portion will equal the amount of any such cash payment actually received by BNPPLC times the Improvements Value Percentage.

“DSD Sales Proceeds (Land)” means that portion of any cash payment actually received by BNPPLC on the Designated Sale Date from an Applicable Purchaser as the purchase price for the Property which is attributable to the Land. Such portion will equal the amount of any such cash payment actually received by BNPPLC times the Land Value Percentage.

“Extended Remarketing Period” means a period beginning on the Designated Sale Date and ending on the Final Sale Date.

“Fair Market Value” has the meaning indicated in Exhibit B.

“Final Sale Date” means the earlier of:

•	any date after the Designated Sale Date upon which BNPPLC conveys the Property to consummate a sale of the Property to LRC because of BNPPLC’s exercise of the Put Option as provided in subparagraph 3(A); or

•	any date after the Designated Sale Date upon which BNPPLC conveys the Property to consummate a Qualified Sale, or would have done so but for a material breach of this Agreement by LRC (including any breach of its obligation to make any Supplemental Payment required in connection with such Qualified Sale); or

•	the second anniversary of the Designated Sale Date, which will be the date of a Deemed

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Sale as provided in subparagraph 3(C) if no earlier date qualifies as the Final Sale Date and the entire Property is not sold by BNPPLC to LRC or an Applicable Purchaser prior to the second anniversary of the Designated Sale Date.

“Improvements Value Percentage” means a percentage determined as follows:
     (1) Unless a different percentage is determined using the Valuation Procedures prior to the Designated Sale Date as provided below, such percentage will equal the quotient computed by dividing the portion of the Lease Balance attributable to the Improvements by the total Lease Balance.
     (2) Prior to the Designated Sale Date, either party (LRC or BNPPLC) may elect to have such percentage determined using the Valuation Procedures, subject to the condition that the party making the election must give notice thereof to the other party no earlier than nine months prior to, and no later than six months prior to, the Designated Sale Date. Following such an election and the allocation of the Property’s value between Improvements and Land using the Valuation Procedures, the Improvements Value Percentage will equal the percentage of the Property’s value allocated to the Improvements, rather than to the Land, as described in Valuation Procedures.
“Initial Remarketing Notice” means a notice delivered to BNPPLC by LRC prior to the Designated Sale Date in which LRC confirms LRC’s decision to exercise LRC’s Initial Remarketing Rights and the amount of the Initial Remarketing Price.

“Initial Remarketing Price” means the cash price set forth in an Initial Remarketing Notice delivered by LRC to BNPPLC as the price for which LRC has arranged a sale of the Property on the Designated Sale Date to an Applicable Purchaser which is not an Affiliate of LRC. Such price may be any price negotiated by the Applicable Purchaser in good faith and on an arms length basis with LRC.

“Land Value Percentage” means a percentage equal to the difference computed by subtracting the Improvements Value Percentage from 100%.

“Lease Balance” means the Lease Balance (as defined in the Common Definitions and Provisions Agreement) on the Designated Sale Date, but computed without deduction for any Supplemental Payment or other amount paid to BNPPLC pursuant to this Agreement on the Designated Sale Date.

“LRC’s Extended Remarketing Right” has the meaning indicated in subparagraph 3(B).

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“LRC’s Initial Remarketing Rights” has the meaning indicated in subparagraph 2(A)(2).

“Make Whole Amount” means the sum of the following:
     (1) the amount (if any) by which the Lease Balance exceeds any Supplemental Payment which was actually paid to BNPPLC on the Designated Sale Date, together with interest on such excess computed at the Default Rate for the period commencing on the Designated Sale Date and ending on the Final Sale Date; plus
     (2) any unpaid Base Rent or other amounts due to BNPPLC pursuant to the other Operative Documents; plus
     (3) BNPPLC’s Actual Out of Pocket Costs; plus
     (4) the amount, but not less than zero, by which (i) all Local Impositions, insurance premiums and other Losses of every kind suffered or incurred by BNPPLC (whether or not reimbursed in whole or in part by another Interested Party) with respect to the ownership, operation or maintenance of the Property during the Extended Remarketing Period, exceeds (ii) any rents or other sums collected by BNPPLC during such period from third parties as consideration for any lease or other contracts made by BNPPLC that authorize the use and enjoyment of the Property by such parties; together with interest on such excess computed at the Default Rate for each day prior to the Final Sale Date.
“Maximum Remarketing Obligation (Improvements)” means a dollar amount equal to 81.080284% of the portion of the Lease Balance attributable to the Improvements.

“Maximum Remarketing Obligation (Land)” means a dollar amount equal to 100.000000% of the portion of the Lease Balance attributable to the Land.

“Notice of Sale” has the meaning indicated in subparagraph 3(B)(3).

“Proposed Sale” has the meaning indicated in subparagraph 3(B).

“Proposed Sale Date” has the meaning indicated in subparagraph 3(B)(3).

“Purchase Option” has the meaning indicated in subparagraph 2(A)(1).

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“Put Option” has the meaning indicated in subparagraph 3(A).

“Qualified Sale” means any (1) Deemed Sale as described in subparagraph 3(C), or (2) actual sale (prior to any such Deemed Sale) of all or substantially all of the Property to an Applicable Purchaser that occurs after the Designated Sale Date and that:

•	results from LRC’s exercise of LRC’s Extended Remarketing Right as described in subparagraph 3(B); or

•	is approved in advance as a Qualified Sale by LRC; or

•	is to a third party and, if it is completed by a conveyance from BNPPLC prior to six months after the Designated Sale Date, is for a price not less than the least of the following amounts:
(a)	the lowest price at which BNPPLC will be obligated, pursuant to clause (3) of subparagraph 3(D), to reimburse to LRC the entire amount of any Supplemental Payment theretofore made by LRC to BNPPLC; or

(b)	90% of the Fair Market Value of the Property.
“Sale Closing Documents” means the following documents, which BNPPLC must tender pursuant to Paragraph 5(A) to consummate any sale of the Property pursuant to this Agreement: (1) a Deed With Limited Title Warranties in the form attached as Exhibit C, (2) a Bill of Sale and Assignment in the form attached as Exhibit D, (3) an Acknowledgment of Disclaimer of Representations and Warranties in the form attached as Exhibit E, (4) a Secretary’s Certificate in the form attached as Exhibit F, and (5) a certificate concerning tax withholding in the form attached as Exhibit G.

“Supplemental Payment” has the meaning indicated in subparagraph 2(A)(3).

“Supplemental Payment Obligation” has the meaning indicated in subparagraph 2(A)(3).

“Valuation Procedures” means procedures set forth in Exhibit B, which are to be followed in the event a determination is required by this Agreement of (i) the Fair Market Value of the Property or (ii) the allocation of the Property’s value between Land and Improvements.
2 LRC’s Options and Obligations on the Designated Sale Date.

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     (A) Purchase Option; Initial Remarketing Rights; Supplemental Payment Obligation. Whether or not an Event of Default has occurred and is continuing, but subject to Paragraph 6 below:
     (1) LRC will have the right (the “Purchase Option”) to purchase or cause an Affiliate of LRC, as the Applicable Purchaser, to purchase the Property on the Designated Sale Date. If LRC exercises the Purchase Option, the purchase price for the Property will equal the Lease Balance, and on the Designated Sale Date LRC must pay any Base Rent and other amounts then due under the other Operative Documents.
     (2) If LRC does not exercise the Purchase Option, LRC will have the following rights (collectively, “LRC’s Initial Remarketing Rights”):
     (a) First, LRC will have the right to designate a third party, other than an Affiliate of LRC, as the Applicable Purchaser and to cause such Applicable Purchaser to purchase the Property on the Designated Sale Date for a cash price equal to the Initial Remarketing Price. Such right, however, will be subject to the conditions (the “Conditions to LRC’s Initial Remarketing Rights”) that:
     (i) either LRC or BNPPLC must have made the election described in clause (2) of the definition of Improvements Value Percentage above to have the Improvements Value Percentage determined using the Valuation Procedures;
     (ii) LRC must deliver an Initial Remarketing Notice to BNPPLC within the thirty days prior to the Designated Sale Date;
     (iii) on the Designated Sale Date the Applicable Purchaser tenders to BNPPLC a payment equal to the Initial Remarketing Price; and
     (iv) LRC itself tenders to BNPPLC the Supplemental Payment, if any, which will be required by subparagraph 2(A)(3) in the event BNPPLC completes the sale to the Applicable Purchaser, together with any Base Rent and other amounts then due under the other Operative Documents.
Further, notwithstanding the satisfaction of the Conditions to LRC’s Initial Remarketing Rights, if the Break Even Price exceeds the sum of the following: (1) any cash price that is actually tendered directly to BNPPLC by the Applicable Purchaser on the Designated Sale Date and that BNPPLC will not be required to

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pay over to LRC because of the next subparagraph 2(A)(2)(b), and (2) any Supplemental Payment actually paid to BNPPLC by LRC on the Designated Sale Date as described below, then BNPPLC may affirmatively elect to decline any tender of the purchase price from the Applicable Purchaser and retain the Property rather than sell it pursuant to this subparagraph 2(A)(2) by making a Decision Not to Sell at a Loss.
     (b) Second, if LRC elects to cause and does cause an Applicable Purchaser who is not an Affiliate of LRC to purchase the Property on the Designated Sale Date, then (1) BNPPLC will pay to LRC the amount, if any, by which the DSD Sales Proceeds (Improvements) exceeds the Break Even Price (Improvements); and (2) BNPPLC will pay to LRC the amount, if any, by which the DSD Sales Proceeds (Land) exceeds the Break Even Price (Land).
     (3) LRC must pay to BNPPLC on the Designated Sale Date a supplemental payment (the “Supplemental Payment”) if for any reason whatsoever: (i) BNPPLC sells the Property pursuant to subparagraph 2(A)(1) or subparagraph 2(A)(2)(a), but does not receive a cash price (calculated prior to any netting of expenses of BNPPLC) on the Designated Sale Date that equals or exceeds the sum of (A) the Break Even Price, plus (B) all payments, if any, required of BNPPLC by the preceding subparagraph 2(A)(2)(b); or (ii) BNPPLC does not sell the Property on the Designated Sale Date pursuant to subparagraph 2(A)(1) or subparagraph 2(A)(2)(a). If BNPPLC sells the Property to LRC or one of its Affiliates pursuant to subparagraph 2(A)(1), LRC will pay BNPPLC’s Actual Out of Pocket Costs, if any. If, however, BNPPLC does not sell the Property pursuant to subparagraph 2(A)(1), the required Supplemental Payment will equal the sum of the following:
     (a) the lesser of (i) the amount by which the Break Even Price (Improvements) exceeds any DSD Sale Proceeds (Improvements) received by BNPPLC, or (ii) the Maximum Remarketing Obligation (Improvements); plus
     (b) the lesser of (i) the amount by which the Break Even Price (Land) exceeds any DSD Sale Proceeds (Land) received by BNPPLC, or (ii) the Maximum Remarketing Obligation (Land).
Without limiting the generality of the foregoing, LRC will have the obligation to make a Supplemental Payment (the “Supplemental Payment Obligation”) even if BNPPLC does not sell the Property to LRC or an Applicable Purchaser on the Designated Sale Date because of (A) a Decision Not to Sell at a Loss, or (B) a failure of LRC to exercise, or a decision by LRC not to exercise, the Purchase Option or LRC’s Initial Remarketing

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Rights, or (C) a failure of LRC or any Applicable Purchaser to tender the price required by the forgoing provisions on the Designated Sale Date following any exercise of or attempt by LRC to exercise the Purchase Option or LRC’s Initial Remarketing Rights.
LRC acknowledges that it is undertaking the Supplemental Payment Obligation in consideration of the rights afforded to it by this Agreement, but that such obligation is not contingent upon any exercise by LRC of such rights or upon any purchase of the Property by LRC or an Applicable Purchaser. If any Supplemental Payment due according to this subparagraph 2(A)(3) is not actually paid to BNPPLC on the Designated Sale Date, then LRC must pay interest on the past due amount computed at the Default Rate.
LRC also acknowledges that payment of a Supplemental Payment will not excuse it from its obligation to pay any Base Rent or other amounts due under any of the other Operative Documents.
     (B) Designation of the Purchaser. To give BNPPLC the opportunity before the Designated Sale Date to prepare the Sale Closing Documents, LRC must, by a notice to BNPPLC given at least ten days prior to the Designated Sale Date, specify irrevocably, unequivocally and with particularity any party who will purchase the Property because of LRC’s exercise of its Purchase Option or of LRC’s Initial Remarketing Rights. If LRC fails to do so, BNPPLC may postpone the delivery of the Sale Closing Documents until a date after the Designated Sale Date and not more than ten days after LRC finally does so specify a party, but such postponement will not relieve or postpone the obligation of LRC to make a Supplemental Payment on the Designated Sale Date as provided in subparagraph 2(A)(3).
     (C) Delivery of Property Related Documents If BNPPLC Retains the Property. Unless LRC or its Affiliate or another Applicable Purchaser purchases the Property pursuant to subparagraph 2(A), promptly after the Designated Sale Date LRC must deliver and assign to BNPPLC all plans and specifications for the Property previously prepared for LRC or otherwise available to LRC, together with all other files, documents and permits of LRC (including any subleases then in force) which may be necessary or useful to any future owner’s or occupant’s use of the Property. Without limiting the foregoing, LRC will transfer or arrange the transfer to BNPPLC of all utility, building, health and other operating permits required by any municipality or other governmental authority having jurisdiction over the Property for uses of the Property permitted by the Lease if neither LRC nor any Affiliate or other Applicable Purchaser purchases the Property pursuant to subparagraph 2(A).
     (D) Security for LRC’s Purchase Option. If (contrary to the intent of the parties as expressed in subparagraph 4(C) of the Lease) it is determined that LRC is not, under applicable state law as applied to the Operative Documents, the equitable owner of the Property and the

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borrower from BNPPLC in a financing arrangement, but rather is a tenant under the Lease with an option to purchase from BNPPLC as provided in subparagraph 2(A)(1), then the parties intend that the Purchase Option be secured by a lien against and security interest in the Property. Accordingly, BNPPLC does hereby grant to LRC a lien against and security interest in the Property, including all rights, title and interests of BNPPLC from time to time in and to the Land and Improvements, in order to secure (1) BNPPLC’s obligation to convey the Property to LRC or an Affiliate designated by it if LRC exercises the Purchase Option and tenders payment of the Lease Balance and any required Supplemental Payment to BNPPLC on the Designated Sale Date as provided herein, and (2) LRC’s right to recover any damages from BNPPLC caused by a breach of such obligation, including any such breach caused by a rejection or termination of this Agreement in any bankruptcy or insolvency proceeding instituted by or against BNPPLC, as debtor. LRC may enforce such lien and security interest judicially after any such breach by BNPPLC, but not otherwise.
3 LRC’s Rights, Options and Obligations After the Designated Sale Date.
     (A) LRC’s Obligation to Buy if Certain Conditions are Satisfied. Regardless of any prior Decision Not to Sell at a Loss or any prior receipt by BNPPLC of any Notice of Sale from LRC, BNPPLC will have the option (the “Put Option”) to require LRC to purchase the Property upon demand at any time after the Designated Sale Date for a cash price equal to the Make Whole Amount if:
     (1) BNPPLC has not already conveyed the Property to consummate a sale of the Property to LRC or an Applicable Purchaser pursuant to other provisions of this Agreement; and
     (2) a 97-1/Default (100%) occurs or is continuing on or after the Designated Sale Date; and
     (3) BNPPLC notifies LRC of BNPPLC’s exercise of the Put Option within two years following the Designated Sale Date.
     (B) LRC’s Extended Right to Remarket. If the Property is not sold to LRC or an Applicable Purchaser on the Designated Sale Date pursuant to this Agreement, LRC will have the right (“LRC’s Extended Remarketing Right”) during the Extended Remarketing Period to arrange a sale of the Property to an Applicable Purchaser, other than an Affiliate of LRC (a “Proposed Sale”). LRC’s Extended Remarketing Right will, however, be subject to all of the following conditions:
     (1) BNPPLC has not exercised the Put Option as provided in

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subparagraph 3(A) or already contracted with another Applicable Purchaser to convey the Property in connection with a Qualified Sale.
     (2) LRC’s Extended Remarketing Right is not terminated pursuant to subparagraph 6(B) because of LRC’s failure to pay any required Supplemental Payment.
     (3) LRC must have provided a notice to BNPPLC (a “Notice of Sale”) setting forth (i) the date proposed by LRC as the Final Sale Date (the “Proposed Sale Date”), which must be no sooner than thirty days after BNPPLC’s receipt of the Notice of Sale and no later than the last Business Day of the Extended Remarketing Period, (ii) the full legal name of the Applicable Purchaser and such other information as is needed to prepare the Sale Closing Documents, and (iii) the cash price that will be tendered to BNPPLC for the Property (the “Committed Price”).
     (4) The Committed Price must be no less than the Make Whole Amount, computed as of the Proposed Sale Date.
     (C) Deemed Sale On the Second Anniversary of the Designated Sale Date. If no date prior to the second anniversary of the Designated Sale Date qualifies as the Final Sale Date, then on the second anniversary of the Designated Sale Date BNPPLC will, for purposes of the next subparagraph, be deemed to have sold the Property (a “Deemed Sale”) to an Applicable Purchaser at a Qualified Sale for a net cash price equal to its Fair Market Value as determined as of the Designated Sale Date.
     (D) LRC’s Right to Share in Sales Proceeds Received By BNPPLC From any Qualified Sale. BNPPLC must apply the cash proceeds received by BNPPLC from any Qualified Sale (regardless of whether the sale is arranged by LRC as provided in subparagraph 3(B) or by BNPPLC itself), or deemed to be received in connection with any Deemed Sale, in the following order of priority:
     (1) first, to pay or reimburse to BNPPLC BNPPLC’s Actual Out of Pocket Costs, if any, incurred in connection with the Qualified Sale;
     (2) second, to pay or reimburse to BNPPLC any local taxes and impositions and costs of utilities, maintenance, operations, insurance premiums, uninsured losses and business park fees suffered or incurred by BNPPLC with respect to the ownership, operation or maintenance of the Property after the Designated Sale Date, together with interest on such amounts computed at the Default Rate from the date paid or incurred to the date reimbursed from sales proceeds;
     (3) third, to pay to BNPPLC an amount equal to the difference computed by

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subtracting any Supplemental Payment previously paid by LRC to BNPPLC from the Lease Balance;
     (4) fourth, to reimburse LRC for any such Supplemental Payment previously made by LRC to BNPPLC and to pay interest accruing thereon to LRC during the period from the date LRC previously paid such Supplemental Payment to the date of reimbursement, computed at a floating per annum rate equal to LIBID; and
     (5) last, if any such cash proceeds exceed all the payments and reimbursements that are required or may be required as described in the preceding clauses of this subparagraph, BNPPLC may retain the excess.
If, however, BNPPLC completes any sale and conveyance of the Property after the Extended Remarketing Period expires or is terminated, BNPPLC will not be required by this subparagraph to share any proceeds of the sale or conveyance with LRC or any other party claiming through or under LRC. Furthermore, unless and except to the extent required pursuant to clause (3) of this subparagraph from cash proceeds received by BNPPLC from any Qualified Sale (or deemed to be received in connection with a Deemed Sale), no interest on any Supplemental Payment will be paid to LRC.
4 Transfers By BNPPLC After the Designated Sale Date.
     (A) BNPPLC’s Right to Sell. At any time after the Designated Sale Date, if the Property has not already been sold and conveyed by BNPPLC pursuant to Paragraph 2 or Paragraph 3, BNPPLC will have the right to sell the Property or offer the Property for sale to any unrelated third party on any terms believed to be appropriate by BNPPLC in its sole good faith business judgment.
     (B) Survival of LRC’s Rights and the Supplemental Payment Obligation. If the Property is not sold on the Designated Sale Date, and if BNPPLC completes a sale or other transfer of the Property after the Designated Sale Date, other than a Qualified Sale, the Supplemental Payment Obligation will survive in favor of BNPPLC’s successors and assigns with respect to the Property, and BNPPLC’s successors and assigns will take the Property subject to LRC’s rights under Paragraph 3, all on the same terms and conditions as would have applied to BNPPLC itself if BNPPLC had not transferred or sold the Property. Without limiting the foregoing, any purchaser that acquires the Property from BNPPLC during the Extended Remarketing Period, other than at a Qualified Sale, will be obligated to distribute proceeds of a subsequent Qualified Sale of the Property as described in the subparagraph 3(D) in the same manner and to the same extent that BNPPLC itself would have been obligated if not for the sale by BNPPLC to the purchaser.

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     (C) Release and Quitclaim by LRC. If requested by BNPPLC at the time of or after any Qualified Sale, LRC must execute in favor of the purchaser at the Qualified Sale (or, if the Qualified Sale is a Deemed Sale, in favor of BNPPLC) a quitclaim and release in recordable form of all of LRC’s rights, titles and interests in the Property, including its lien rights under subparagraph 2(D). If, however, LRC has not already received the share (if any) of the proceeds of the Qualified Sale to which it is entitled by reason of clause (3) of subparagraph 3(D), LRC may condition the delivery of such quitclaim and release upon receipt of its share of such proceeds.
     (D) Easements and Other Transfers in the Ordinary Course of Business. No “Permitted Transfer” described in clause (5) (the last clause) of the definition thereof in the Common Definitions and Provisions Agreement will constitute a Qualified Sale if it covers less than all or substantially all of BNPPLC’s then existing interests in the Property. Any such Permitted Transfer of less than all or substantially all of BNPPLC’s then existing interests in the Property will not be prohibited by this Agreement during the Extended Remarketing Period or otherwise; provided, however, any such Permitted Transfer not made in the ordinary course of business, will be made subject to LRC’s rights under Paragraph 3. Thus, for example, if the Property is not sold by BNPPLC to an Applicable Purchaser on the Designated Sale Date, then at any time after the Designated Sale Date BNPPLC may in the ordinary course of business convey a utility easement or a lease of space in the Improvements free from LRC’s rights under Paragraph 3, although following the conveyance of the lesser estate, LRC’s rights under Paragraph 3 will continue during the Extended Remarketing Period as to BNPPLC’s remaining interest in the Land and the Improvements.
5 Terms of Conveyance Upon Purchase.
     (A) Tender of Sale Closing Documents. As necessary to consummate any sale of the Property to LRC or an Applicable Purchaser pursuant to this Agreement, BNPPLC must, subject to any postponement permitted by subparagraph 2(B), promptly after the tender of the purchase price and any other payments to BNPPLC required pursuant to Paragraph 2 or Paragraph 3, as applicable, convey the Property to LRC or the Applicable Purchaser, as the case may be, by BNPPLC’s execution, acknowledgment (where appropriate) and delivery of the Sale Closing Documents. Such conveyance by BNPPLC will be subject to the Permitted Encumbrances and any other encumbrances that do not constitute Liens Removable by BNPPLC, and such conveyance will not include the rights of BNPPLC or other Interested Parties under the indemnities provided in the Operative Documents. The costs, both foreseen and unforeseen, of any purchase by LRC or an Applicable Purchaser will be the responsibility of the purchaser to the extent (if any) not included in any Break Even Price or Make Whole Amount actually paid to BNPPLC. If for any reason BNPPLC fails to tender the Sale Closing Documents as required by this subparagraph 5(A), BNPPLC will have the right and obligation to cure such failure at any

Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 14

time before thirty days after receipt of a demand for such cure from LRC.
     (B) Delivery of Escrowed Proceeds. BNPPLC may deliver any Escrowed Proceeds constituting Property directly to LRC or to any Applicable Purchaser purchasing the Property pursuant to this Agreement notwithstanding any prior actual or attempted conveyance or assignment by LRC, voluntary or otherwise, of any right to receive the same; BNPPLC will not be responsible for the proper distribution or application by LRC or any Applicable Purchaser of any such Escrowed Proceeds; and any such payment of Escrowed Proceeds to LRC or an Applicable Purchaser will discharge any obligation of BNPPLC to deliver the same to all Persons claiming an interest therein.
6 Survival and Termination of the Rights and Obligations of LRC and BNPPLC.
     (A) Status of this Agreement Generally. Except as expressly provided in other provisions of this Agreement, this Agreement will not terminate; nor will LRC have any right to terminate this Agreement; nor will LRC be entitled to any reduction of the Break Even Price, the Make Whole Amount or any payment required under this Agreement; nor will any of the obligations of LRC to BNPPLC under Paragraph 2 or Paragraph 3 be excused by reason of (i) any damage to or the destruction of all or any part of the Property from whatever cause, (ii) the taking of the Property or any portion thereof by eminent domain or otherwise for any reason, (iii) the prohibition, limitation or restriction of LRC’s use or development of all or any portion of the Property or any interference with such use by governmental action or otherwise, (iv) any eviction of LRC or of anyone claiming through or under LRC, (v) any default or breach on the part of BNPPLC under this Agreement or any other Operative Document or any other agreement to which BNPPLC and LRC are parties, (vi) the inadequacy in any way whatsoever of the design, construction, assembly or installation of any improvements, fixtures or tangible personal property included in the Property (it being understood that BNPPLC has not made, does not make and will not make any representation express or implied as to the adequacy thereof), (vii) any latent or other defect in the Property or any change in the condition thereof or the existence with respect to the Property of any violations of Applicable Laws, or (viii) LRC’s prior acquisition or ownership of any interest in the Property, or (ix) any other cause, whether similar or dissimilar to the foregoing, any existing or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of LRC under this Agreement (including the obligation to make any Supplemental Payment as provided in Paragraph 2) be separate from and independent of BNPPLC’s obligations under this Agreement or any other agreement between BNPPLC and LRC.
     (B) Automatic Termination of LRC’s Rights. If LRC fails to pay the full amount of any Supplemental Payment required by subparagraph 2(A)(3) on the Designated Sale Date, then

Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 15

the Purchase Option, LRC’s Initial Remarketing Rights, LRC’s Extended Remarketing Right and all other rights of LRC under this Agreement, will terminate automatically. No termination of LRC’s rights as described in this subparagraph will limit BNPPLC’s rights or remedies, including its right to sue LRC for any amounts due from LRC pursuant to any of the other Operative Documents and its right to exercise the Put Option.
     (C) Payment Only to BNPPLC. Except as provided in this subparagraph, all amounts payable under this Agreement by LRC and, if applicable, by an Applicable Purchaser must be paid directly to BNPPLC. If paid to other parties, such payments will not be effective for purposes of this Agreement.
     (D) Preferences and Voidable Transfers. If any payment to BNPPLC by an Applicable Purchaser is held to constitute a preference or a voidable transfer under Applicable Laws, or must for any other reason be refunded by BNPPLC to the Applicable Purchaser or to another Person, and if such payment to BNPPLC reduced or had the effect of reducing a payment required of LRC by this Agreement (e.g., the Supplemental Payment) or increased or had the effect of increasing any sale proceeds paid over to LRC pursuant to subparagraph 2(A)(2)(b) or pursuant to subparagraph 3(D), then LRC must pay to BNPPLC upon demand an amount equal to the reduction of the payment required of LRC or to the increase of the excess sale proceeds paid to LRC, as applicable, and this Agreement will continue to be effective or will be reinstated as necessary to permit BNPPLC to enforce its right to collect such amount from LRC.
     (E) Remedies Under the Other Operative Documents. No repossession of or re-entering upon the Property or exercise of any other remedies available to BNPPLC under the other Operative Documents will terminate LRC’s rights or obligations under this Agreement, all of which will survive BNPPLC’s exercise of remedies under the other Operative Documents. LRC acknowledges that the consideration for this Agreement is separate from and independent of the consideration for the Lease, the Closing Certificate and other agreements executed by the parties, and LRC’s obligations under this Agreement will not be affected or impaired by any event or circumstance that would excuse LRC from performance of its obligations under such other Operative Documents.
7 Certain Remedies Cumulative. No right or remedy herein conferred upon or reserved to BNPPLC is intended to be exclusive of any other right or remedy BNPPLC has with respect to the Property, and each and every right and remedy of BNPPLC will be cumulative and in addition to any other right or remedy given to it under this Agreement or now or hereafter existing in its favor at law or in equity. In addition to other remedies available under this Agreement, either party may obtain a decree compelling specific performance of any of the other party’s agreements hereunder.

Agreement Regarding Purchase and Remarketing
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8 Attorneys’ Fees and Legal Expenses. If either party commences any legal action or other proceeding because of any breach of this Agreement by the other party, then the party prevailing in such action or proceeding shall be entitled to recover all Attorneys’ Fees incurred by it in connection therewith from the other party, whether or not such controversy, claim or dispute is prosecuted to a final judgment. Any Attorneys’ Fees incurred by the party prevailing in enforcing a judgment in its favor under this Agreement shall be recoverable separately from such judgment, and the obligation for such Attorneys’ Fees is intended to be severable from other provisions of this Agreement and not to be merged into any such judgment.
9 Recording Memorandum. Contemporaneously with the execution of this Agreement, the parties will execute and record a memorandum of this Agreement for purposes of effecting constructive notice to all Persons of LRC’s rights hereunder, including the lien granted to it in subparagraph 2(D) above.
10 Successors and Assigns. The terms, provisions, covenants and conditions hereof will be binding upon LRC and BNPPLC and their respective permitted successors and assigns and will inure to the benefit of LRC and BNPPLC and all permitted transferees, mortgagees, successors and assignees of LRC and BNPPLC with respect to the Property; except that (A) the rights of BNPPLC hereunder will not pass to LRC or any Applicable Purchaser or any subsequent owner claiming through LRC or an Applicable Purchaser, (B) BNPPLC will not assign this Agreement or any rights hereunder except pursuant to a Permitted Transfer, and (C) LRC will not assign this Agreement or any rights hereunder without the prior written consent of BNPPLC.
[The signature pages follow.]

Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 17

     IN WITNESS WHEREOF, this Agreement Regarding Purchase and Remarketing Options (Fremont/Building #3) is executed to be effective as of December 21, 2007.

BNP PARIBAS LEASING CORPORATION, a Delaware corporation
By:	/s/ Lloyd G. Cox
Lloyd G. Cox, Managing Director

Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Signature Page

[Continuation of signature pages for Agreement Regarding Purchase and Remarketing Options (Fremont/Building #3) dated as of December 21, 2007]

LAM RESEARCH CORPORATION, a Delaware corporation
By:	/s/ Roch LeBlanc
Roch LeBlanc, Treasurer

Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Signature Page

Exhibit A
Legal Description
PARCEL ONE:
PARCEL 1, PARCEL MAP 5001, FILED MARCH 18, 1987, IN BOOK 168 OF MAPS, AT PAGES 24 THROUGH 26, ALAMEDA COUNTY RECORDS.
PARCEL TWO:
AN EASEMENT FOR PRIVATE ACCESS FOR THE BENEFIT OF PARCEL ONE, ABOVE, OVER THAT PORTION OF PARCEL 2, PARCEL MAP 5001 DESIGNATED “J.A.E.” ON SAID MAP. ON OF PARCEL 1, PARCEL MAP 5001 DESIGNATED “J.A.E.” ON SAID MAP.
A.P.N. 525-1350-035

Exhibit B
Valuation Procedures
     This Exhibit explains the procedures to be used to determine Fair Market Value of the Property if such a determination is required by this Agreement. In such event, either party may invoke the procedures set out herein prior to the date the determination will be needed so as to minimize any postponement of any payment, the amount of which depends upon Fair Market Value. In the event such a payment becomes due before the required determination of Fair Market Value is complete, such payment will be postponed until the determination is complete. But in that event, when the required determination is complete, the payment will be made together with interest thereon, computed at a rate equal to the Prime Rate, accruing over the period the payment was postponed.
     This Exhibit also explains the procedures to be used to allocate the Property’s value between the Land and the Improvements if such an allocation is required because of an election made by LRC or BNPPLC as described in the definition of “DSD Sales Proceeds (Improvements)” in the body of this Agreement
     If any determination of Fair Market Value or allocation of value between Land and Improvements is required, LRC and BNPPLC will attempt in good faith to reach a written agreement upon the Fair Market Value or such allocation (as the case may be, the “Applicable Determination”) without unnecessary delay, and either party may propose such an agreement to the other. If, however, for any reason whatsoever, they do not execute such an agreement within seven days after the first such proposed agreement is offered by one party to the other, then the Applicable Determination will be made by independent appraisers in accordance with the following procedures:
1. Definitions and Assumptions. In the case of any required determination of the Fair Market Value of the Property, Fair Market Value will be defined as follows, and all appraisers or others involved in the determination will be instructed to use the following definition:
     “Fair Market Value” means the most probable net cash price, as of a specified date, for which the Property should sell after reasonable exposure in a competitive market under all conditions requisite to a fair sale, with the buyer and seller each acting prudently, knowledgeably, and for self-interest, and assuming that neither is under undue duress.
     In addition, the appraisers or others making the determination will be instructed to assume that ordinary and customary brokerage fees, title insurance costs and other sales expenses will be incurred and deducted in the calculation of such net cash price. Such appraisers or others making the determination will also be instructed to assume that the value of the Property (or applicable portion thereof) is neither enhanced nor reduced by any lease to another tenant that BNPPLC may have executed subsequent to the termination or expiration of the Lease (a

“Replacement Lease”). In other words, rather than determine value in light of actual rents generated or to be generated by any such Replacement Lease, the Property (or applicable portion thereof) will be valued in light of the most probable rent that it should bring in a competitive and open market (in this section, a “Fair Market Rental”), taking into account:
     (i) the actual physical condition of the Property 1 ; and
     (ii) that a reasonable period of time may be required to market the Property (or applicable portion thereof) for lease and make it ready for use or occupancy before it is leased at a Fair Market Rental.
In the case of any required allocation of the Property’s value between Land and Improvements, all appraisers or others involved in the allocation will be given the following instruction:
     The allocation of the Property’s value between Land and Improvements will be made as follows: First, a determination of the Fair Market Value of the Property, taken as a whole, will be made using the definition of Fair Market Value set out above. Second, a determination will be made of the probable net cash price for which the Land would sell if it were unimproved (and assuming that there is no higher and better use for it than as a site for improvements of comparable size and utility to the Improvements) after reasonable exposure in a competitive market under all conditions requisite to a fair sale, with the buyer and seller each acting prudently, knowledgeably, and for self-interest, and assuming that neither is under undue duress (the “Land Value”). Next, the Land Value will be subtracted from the Fair Market Value of the Property to determine the “Improvements Value” (herein so called). The percentage of the Property’s value allocable to Improvements will equal the quotient computed by dividing the Improvements Value by the Fair Market Value of the Property. The percentage of the Property’s value allocated to the Land will equal the quotient computed by dividing the Land Value by the Fair Market Value of the Property.
In addition, just as the appraisers or others making the allocation will be instructed to assume that ordinary and customary brokerage fees, title insurance costs and other sales expenses will be incurred and deducted in the calculation of the Fair Market Value of the Property, taken as a whole, so too will they be instructed to make that assumption when calculating Land Value.

[1]	If, however, the use of the Property by BNPPLC or any tenant under any Replacement Lease after LRC vacated the Property has resulted in excess wear and tear, such excess wear and tear will be assumed not to have occurred for purposes of determining Fair Market Value.

Exhibit B to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 2

2. Initial Selection of Appraisers; Appraiser’s Agreement as to Value. After having failed to reach a written agreement upon any Applicable Determination as described in the second paragraph of this Exhibit, either party may deliver a notice to the other demanding the appointment of appraisers (the “Initial Appraisal Notice”) pursuant to this Exhibit. In such event:
     (a) Within fifteen days after the Initial Appraisal Notice is delivered, LRC and BNPPLC must each appoint an independent property appraiser who has experience appraising commercial properties in California and notify the other party of such appointment, including the name of the appointed appraiser (a “Notice of Appointment”).
     (b) If the appraiser appointed by LRC and the appraiser appointed by BNPPLC agree in writing upon the Applicable Determination (an “Appraiser’s Agreement”), such agreement will be binding upon LRC and BNPPLC. Both LRC and BNPPLC will instruct their respective appraisers to attempt in good faith to quickly reach an Appraiser’s Agreement as to any required Applicable Determination. Neither appraiser will be required to produce a formal appraisal prior to reaching an Appraiser’s Agreement.
3. Selection of a Third Appraiser. If the two appraisers fail to deliver an Appraiser’s Agreement within thirty days following the later of the dates upon which LRC or BNPPLC delivers its Notice of Appointment, then either party (LRC or BNPPLC) may deliver another notice to the other (a “Second Appraisal Notice”), demanding that the two appraisers appoint a third independent property appraiser to help with the Applicable Determination. Immediately after the Second Appraisal Notice is delivered, each of the first two appraisers must act promptly, reasonably and in good faith to try to reach agreement upon the third appraiser. If, however, the two appraisers fail to reach agreement upon a third appraiser within ten days after the Second Appraisal Notice is delivered:
     (a) LRC and BNPPLC will each cause its respective appraiser to deliver, no later than fifteen days after the delivery of the Second Appraisal Notice, an unqualified written promise addressed to both of LRC and BNPPLC: (i) to act promptly, reasonably and in good faith in trying to reach agree upon the third appraiser, and (ii) to propose and consider proposals of persons as the third appraiser on the basis of objectivity and competence, not on the basis of such persons’ relationships with the other appraisers or with LRC or BNPPLC, and not on the basis of preferences expressed by LRC or BNPPLC.
     (b) If, despite the delivery of the promises described in the preceding subsection, the two appraisers fail to reach agreement upon a third appraiser within thirty days after the Second Appraisal Notice is delivered, then each of the first two appraisers must immediately submit its top choice for the third appraiser to the then highest ranking officer of the California Bar Association who will agree to help and who has no attorney/client or other significant

Exhibit B to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 3

relationship to either LRC or BNPPLC. Such officer will have complete discretion to select the most objective and competent third appraiser from between the choice of each of the first two appraisers, and will do so within ten days after such choices are submitted to him.
4. Resolution of Issues by the Third Appraiser. If a third appraiser is selected under the procedure set out above:
     (a) No later than thirty days after a third appraiser is selected, each of the first two appraisers must submit (and LRC and BNPPLC will each cause its appointed appraiser to submit) his best estimate of Applicable Determination, together with a written report supporting such estimate. (Such report need not be in the form of a formal appraisal, and may contain any qualifications the submitting appraiser deems necessary under the circumstances. Any such qualifications, however, may be considered by the third appraiser for purposes of the selection required by the next subsection.)
     (b) After receipt of the two estimates required by the preceding subsection, and no later than forty-five days after the third appraiser is selected, he must (i) choose one or the other of the two estimates submitted by the first two appraisers as being the more accurate in his opinion, and (ii) notify LRC and BNPPLC of which estimate he chose. The third appraiser will not be asked or allowed to specify any Applicable Determination that is different than an estimate provided by one of the other two appraisers (either by averaging the two estimates or otherwise). The estimate of Applicable Determination thus chosen by the third appraiser as being the more accurate will be binding upon LRC and BNPPLC.
5. Criteria For Selecting Appraisers; Cost of Appraisals. All appraisers selected for the appraisal process set out in this Exhibit will be disinterested, reputable, qualified appraisers with the designation of MAI or equivalent and with at least five years experience in appraising commercial properties comparable to the Property. The expense of the appraisers and any officer of the California Bar Association who participates in the appraisal process described above will be paid by BNPPLC, but included in BNPPLC’s Actual Out of Pocket Costs for purposes of this Agreement.
6. Time is of the Essence; Defaults.
     (a) All time periods and deadlines specified in this Exhibit are of the essence.
     (b) Each party must cause the appraiser appointed by it (as set forth in Section 2(a)) to comply in a timely manner with the requirements of this Exhibit applicable to such appraiser. Accordingly, if an appraiser appointed by one of the parties as provided in Section 2(a) fails to comply in a timely manner with any provision of this Exhibit, such failure will be considered a default by the party who appointed such appraiser.

Exhibit B to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 4

     (c) Any breach of or default under this Exhibit by either party will be construed as a breach of the Agreement Regarding Purchase and Remarketing Options to which this Exhibit is attached.

Exhibit B to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 5

Exhibit C
Form of Deed
RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

NAME:	[LRC or the Applicable Purchaser]
ADDRESS:
ATTN:
CITY:
STATE:
Zip:
DEED WITH LIMITED TITLE WARRANTIES
     BNP Paribas Leasing Corporation (“Grantor”), a Delaware corporation, for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration paid to Grantor by [LRC or the Applicable Purchaser] (hereinafter called “Grantee”), the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, SELL, CONVEY, ASSIGN and DELIVER to Grantee (1) the land described in Annex A attached hereto and hereby made a part hereof, and (2) all other rights, titles and interests of Grantor in and to (a) such land, (b) the buildings and other improvements situated on such land, (c) any fixtures and other property affixed thereto and (d) the adjacent streets, alleys and rights-of-way (all of the property interests conveyed hereby being hereinafter collectively referred to as the “Property”); however, this conveyance is made by Grantor and accepted by Grantee subject to all general or special assessments due and payable after the date hereof, all encroachments, variations in area or in measurements, boundary line disputes, roadways and other matters not of record which would be disclosed by a current survey and inspection of the Property, and the encumbrances listed in Annex B attached hereto and made a part hereof (collectively, the “Permitted Encumbrances”).
     TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto belonging unto Grantee, its successors and assigns, forever, and Grantor does hereby bind Grantor and Grantor’s successors and assigns to warrant and forever defend all and singular the said premises unto Grantee, its successors and assigns against every person whomsoever lawfully claiming, or to claim the same, or any part thereof by, through or under Grantor, but not otherwise; subject, however, to the Permitted Encumbrances. Except as expressly set forth in the preceding sentence, Grantor makes no warranty of title, express or implied.

     Grantee hereby assumes the obligations (including any personal obligations) of Grantor, if any, created by or under, and agrees to be bound by the terms and conditions of, the Permitted Encumbrances to the extent that the same concern or apply to the land or improvements conveyed by this Deed.
[Signature pages follow.]

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 2

IN WITNESS WHEREOF, Grantor and Grantee have signed this Deed to be effective as of ________, 20___.

BNP PARIBAS LEASING CORPORATION, a Delaware corporation
By:
Lloyd G. Cox, Managing Director

STATE OF	)
	)	SS
COUNTY OF	)
On                                         , 20___, before me                                                             , a Notary Public in and for the County and State aforesaid, personally appeared                                                             , who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS, my hand and official seal.

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 3

[Continuation of signature pages to Deed dated to be effective as of ________, 20__.]

[LRC or the Applicable Purchaser]
By:
Name:
Title:

STATE OF	)
	)	SS
COUNTY OF	)
On                     , 20___, before me                                                             , a Notary Public in and for the County and State aforesaid, personally appeared                                                             , who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS, my hand and official seal.

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 4

Annex A
LEGAL DESCRIPTION
[DRAFTING NOTE: TO THE EXTENT THAT THE “LAND” COVERED BY THE LEASE BECAUSE OF ADJUSTMENTS FOR WHICH LRC REQUESTS BNPPLC’S CONSENT OR APPROVAL AS PROVIDED IN THE CLOSING CERTIFICATE, SO TOO WILL THE DESCRIPTION OF THE LAND BELOW CHANGE. ANY SUCH CHANGES WILL BE INCORPORATED INTO THE DESCRIPTION BELOW AND THIS “DRAFTING NOTE” WILL BE DELETED BEFORE THE ASSIGNMENT TO WHICH THIS DESCRIPTION IS ATTACHED IS ACTUALLY EXECUTED AND DELIVERED.]
PARCEL ONE:
PARCEL 1, PARCEL MAP 5001, FILED MARCH 18, 1987, IN BOOK 168 OF MAPS, AT PAGES 24 THROUGH 26, ALAMEDA COUNTY RECORDS.
PARCEL TWO:
AN EASEMENT FOR PRIVATE ACCESS FOR THE BENEFIT OF PARCEL ONE, ABOVE, OVER THAT PORTION OF PARCEL 2, PARCEL MAP 5001 DESIGNATED “J.A.E.” ON SAID MAP. ON OF PARCEL 1, PARCEL MAP 5001 DESIGNATED “J.A.E.” ON SAID MAP.
A.P.N. 525-1350-035

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 5

Annex B
Permitted Encumbrances
[DRAFTING NOTE: BEFORE THIS ASSIGNMENT IS ACTUALLY EXECUTED AND DELIVERED BY BNPPLC: ALL PERMITTED ENCUMBRANCES LISTED IN EXHIBIT B TO THE CLOSING CERTIFICATE WILL BE SET OUT BELOW, IN ADDITION TO THE ITEMS ALREADY LISTED. ALSO, IF ANY ENCUMBRANCES (OTHER THAN “LIENS REMOVABLE BY BNPPLC”) ARE IDENTIFIED IN ADDITION TO THOSE DESCRIBED BELOW OR IN EXHIBIT B TO THE CLOSING CERTIFICATE, SUCH ADDITIONAL ENCUMBRANCES WILL BE ADDED TO THE LIST BELOW. AFTER SUCH ADJUSTMENTS ARE MADE, THIS “DRAFTING NOTE” WILL BE DELETED. THE ADDITIONAL ENCUMBRANCES TO BE LISTED BELOW WOULD INCLUDE ANY NEW ENCUMBRANCES APPROVED BY BNPPLC AS “PERMITTED ENCUMBRANCES” FROM TIME TO TIME OR BECAUSE OF XYZ’s REQUEST FOR BNPPLC’S CONSENT OR APPROVAL TO AN ADJUSTMENT.]
     This conveyance is subject to all encumbrances not constituting a “Lien Removable by BNPPLC” (as defined in the Common Definitions and Provisions Agreement incorporated by reference into the Lease Agreement referenced in the last item of the list below), including the following matters to the extent the same are still valid and in force:
     1. The lien of supplemental taxes, if any, assessed pursuant to Chapter 3.5 commencing with Section 75 of the California Revenue and Taxation Code.
     2. Rights of the public in and to that portion of the land lying within CUSHING ROAD AND CUSHING PARKWAY.
     3. An easement for ROADWAY AND PUBLIC UTILITY PURPOSES and incidental purposes, recorded MARCH 25, 1963 in REEL 835, IMAGE 483 of Official Records.
In Favor of: CITY OF FREMONT, A MUNICIPAL CORPORATION
Affects:       A NORTHWESTERLY PORTION
     4. An easement for ROADWAY AND PUBLIC UTILITY PURPOSES and incidental purposes, recorded JULY 16, 1968 in REEL 2218, IMAGE 506 of Official Records.
In Favor of: THE CITY OF FREMONT, A MUNICIPAL CORPORATION
Affects:       A NORTHERLY PORTION
     5. The terms and provisions contained in the document entitled “AGREEMENT” recorded JULY 16, 1968 in REEL 2218, IMAGE 508 of Official Records. BY AND BETWEEN ARMANDO RAMACCIOTTI, ET AL AND THE CITY OF FREMONT.

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 6

     6. An easement for WATER PIPELINES and incidental purposes, recorded DECEMBER 21, 1978 in REEL 5729, IMAGE 192 of Official Records.
In Favor of: THE EAST BAY DISCHARGES AUTHORITY
Affects:       A PORTION OF SAID LAND
     7. An easement for UNDERGROUND WATER PIPELINES and incidental purposes, recorded MAY 20, 1980 as SERIES NO. 80-087802 of Official Records.
In Favor of: EAST BAY DISCHARGES AUTHORITY
Affects:       THE SOUTH 30 FEET
     8. An easement for PLANTING AND MAINTENANCE OF LANDSCAPING and incidental purposes, recorded JULY 8, 1983 as SERIES NO. 83-120523 of Official Records.
In Favor of: CITY OF FREMONT, A MUNICIPAL CORPORATION
Affects:       THE NORTHERLY 15 FEET
     9. Covenants, conditions, restrictions and easements in the document recorded SEPTEMBER 1, 1983 as SERIES NO. 83-163024 of Official Records, which provide that a violation thereof shall not defeat or render invalid the lien of any first mortgage or deed of trust made in good faith and for value, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes or Section 12955 of the California Government Code. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.
     10. Covenants, conditions, restrictions, easements, assessments, liens, charges, terms and provisions in the document recorded SEPTEMBER 1, 1983 as SERIES NO. 83-163025 of Official Records, but deleting any covenant, condition or restriction indicating a preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status, national origin, sexual orientation, marital status, ancestry, source of income or disability, to the extent such covenants, conditions or restrictions violate Title 42, Section 3604(c), of the United States Codes. Lawful restrictions under state and federal law on the age of occupants in senior housing or housing for older persons shall not be construed as restrictions based on familial status.
     11. An easement for PLANTING AND MAINTENANCE OF LANDSCAPING and incidental purposes, recorded SEPTEMBER 26, 1983 as SERIES NO. 83178017 of Official Records.
In Favor of: CITY OF FREMONT, A MUNICIPAL CORPORATION
Affects: SOUTH 15 FEET OF NORTH 41 FEET
     12. An easement for ROADWAY AND PUBLIC UTILITY PURPOSES and incidental

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 7

purposes, recorded SEPTEMBER 26, 1983 as SERIES NO. 83-178018 of Official Records.
In Favor of: CITY OF FREMONT, A MUNICIPAL CORPORATION
Affects: A NORTHERN PORTION
     13. The fact that the land lies within the boundaries of the FREMONT INDUSTRIAL Redevelopment Project Area, as disclosed by the document recorded DECEMBER 22, 1983 as SERIES NO. 83-240646 of Official Records.
Document(s) declaring modifications thereof recorded JANUARY 6, 1989 as SERIES NO. 89- 004786 of Official Records.
Document(s) declaring modifications thereof recorded FEBRUARY 28, 1992 as SERIES NO. 92063331 of Official Records.
Document(s) declaring modifications thereof recorded FEBRUARY 4, 1993 as SERIES NO. 93042101 of Official Records.
Document(s) declaring modifications thereof recorded JULY 28, 1998 as SERIES NO. 98261857 of Official Records.
Document(s) declaring modifications thereof recorded AUGUST 8, 2005 as INSTRUMENT NO. 2005337462 of Official Records.
Document(s) declaring modifications thereof recorded AUGUST 17, 2007 as INSTRUMENT NO. 2007304231 of Official Records.
     14. An easement shown or dedicated on the map filed or recorded MARCH 18, 1987 in BOOK 168, PAGES 24 THROUGH 26 of PARCEL MAPS
For:             COUNTY ROAD NO. 2769 and incidental purposes.
AFFECTS: NORTHWESTERLY PORTION OF PARCEL 1
FOR:           WATER PIPELINES AND INCIDENTAL PURPOSES.
AFFECTS: SOUTHERLY PORTION OF PARCELS 1 AND 2.
FOR:           STREET AND INCIDENTAL PURPOSES.
AFFECTS: NORTHERLY PORTION OF PARCELS 1 AND 2.
FOR:           LANDSCAPE AND INCIDENTAL PURPOSES.
AFFECTS: NORTHERLY PORTION OF PARCELS 1 AND 2.

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 8

FOR:           PUBLIC UTILITY AND INCIDENTAL PURPOSES.
AFFECTS: NORTHERLY PORTION OF PARCELS 1 AND 2.
FOR:           PRIVATE STORM DRAIN AND INCIDENTAL PURPOSES.
AFFECTS: SOUTHERLY PORTION OF PARCEL 2.
FOR:           JOINT ACCESS AND INCIDENTAL PURPOSES.
AFFECTS: EASTERLY PORTION OF PARCEL 1 AND THE WESTERLY PORTION OF PARCEL 2.
     15. The terms, provisions and easement(s) contained in the document entitled “DECLARATION OF GRANT OF EASEMENT” recorded DECEMBER 2, 1991 as SERIES NO. 91318633 of Official Records.
     16. An easement for PUBLIC UTILITIES and incidental purposes, recorded AUGUST 4, 1992 as SERIES NO. 92-253233 of Official Records.
In Favor of: PACIFIC GAS AND ELECTRIC COMPANY, A CALIFORNIA CORPORATION
Affects:       A PORTION OF SAID LAND
     17. The land lies within the boundaries of proposed community facilities District No. 1995-1, as disclosed by a map filed JULY 10, 1995 in BOOK 10, PAGES 13-19 of maps of assessment and community facilities districts.
     18. An easement for PUBLIC SERVICE and incidental purposes, recorded JUNE 12, 2003 as SERIES NO. 2003345103 of Official Records.
In Favor of: THE CITY OF FREMONT
Affects:        PORTION OF SAID LAND
     19. [INSERT REFERENCE TO LEASE, AS AMENDED.]

Exhibit C to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 9

Exhibit D
BILL OF SALE AND ASSIGNMENT
     Reference is made to: (1) that certain Agreement Regarding Purchase and Remarketing Options (Fremont/Building #3) dated as of December 21, 2007, (the “Purchase Agreement”) between BNP Paribas Leasing Corporation (“Assignor”), a Delaware corporation, and Lam Research Corporation, a Delaware corporation, and (2) that certain Lease Agreement (Fremont/Building #3) dated as of December 21, 2007 (the “Lease”) between Assignor, as landlord, and Lam Research Corporation, a Delaware corporation, as tenant. (Capitalized terms used and not otherwise defined in this document are intended to have the meanings assigned to them in the Common Definitions and Provisions Agreement (Fremont/Building #3) incorporated by reference into both the Purchase Agreement and Lease.)
     As contemplated by the Purchase Agreement, Assignor hereby sells, transfers and assigns unto [LRC or the Applicable Purchaser], a ___(“Assignee”), all of Assignor’s right, title and interest in and to the following property, if any, to the extent such property is assignable:
(a)	the Lease;

(b)	any pending or future award made because of any condemnation affecting the Property or because of any conveyance to be made in lieu thereof, and any unpaid award for damage to the Property and any unpaid proceeds of insurance or claim or cause of action for damage, loss or injury to the Property; and

(c)	all other personal or intangible property included within the definition of “Property” as set forth in the Purchase Agreement, including but not limited to any of the following transferred to Assignor by the tenant pursuant to Paragraph 6 of the Lease or otherwise acquired by Assignor, at the time of the execution and delivery of the Lease and Purchase Agreement or thereafter, by reason of Assignor’s status as the owner of any interest in the Property: (1) any goods, equipment, furnishings, furniture, chattels and tangible personal property of whatever nature that are located on the Property and all renewals or replacements of or substitutions for any of the foregoing; (ii) the rights of Assignor, existing at the time of the execution of the Lease and Purchase Agreement or thereafter arising, under Permitted Encumbrances; and (iii) any general intangibles, other permits, licenses, franchises, certificates, and other rights and privileges related to the Property that Assignee would have acquired if Assignee had itself acquired the interest of Assignor in and to the Property instead of Assignor.
Provided, however, excluded from this conveyance and reserved to Assignor are any rights or privileges of Assignor under the following: (1) the indemnities set forth in the Lease, whether such rights are presently known or unknown, including rights of the Assignor to be indemnified against environmental claims of third parties as provided in the Lease which may not presently be known, all of which indemnities will survive the deliver of this Bill of Sale and Assignment and other documents required by the Purchase Agreement, (2) provisions in the Lease that establish the right of Assignor to recover any accrued unpaid rent under the Lease which may be outstanding as of the date hereof, (3) agreements between Assignor and any of Assignor’s Affiliates or any Participants, or (4) any other instrument being delivered to Assignor contemporaneously herewith pursuant to the Purchase Agreement.
     Assignor does for itself and its successors covenant and agree to warrant and defend the title to the property assigned herein against the just and lawful claims and demands of any person claiming under or through a Lien Removable by Assignor, but not otherwise.
     Assignee hereby assumes and agrees to keep, perform and fulfill Assignor’s obligations, if any, relating to any permits or contracts (including the Lease), under which Assignor has rights being assigned herein.
[Signature pages follow.]

Exhibit D to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 2

IN WITNESS WHEREOF, Assignor and Assignee have signed this Bill of Sale and Assignment to be effective as of ______, 20___.

BNP PARIBAS LEASING CORPORATION, a Delaware corporation
By:
Lloyd G. Cox, Managing Director

STATE OF	)
	)	SS
COUNTY OF	)
     On                     , 20___, before me                                                              , a Notary Public in and for the County and State aforesaid, personally appeared                                                             , who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS, my hand and official seal.

Exhibit D to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 3

[Continuation of signature pages to Bill of Sale and Assignment dated to be effective as of ________, 20___.]

[LRC or the Applicable Purchaser]
By:
Name:
Title:

STATE OF	)
	)	SS
COUNTY OF	)
On                     , 20___, before me                                                             , a Notary Public in and for the County and State aforesaid, personally appeared                                                             , who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS, my hand and official seal.

Exhibit D to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 4

Exhibit E
ACKNOWLEDGMENT OF DISCLAIMER
OF REPRESENTATIONS AND WARRANTIES
THIS ACKNOWLEDGMENT OF DISCLAIMER OF REPRESENTATIONS AND WARRANTIES (this “Certificate”) is made as of                                         , ___, by [LRC or the Applicable Purchaser], a                                          (“Assignee”).
     Contemporaneously with the execution of this Certificate, BNP Paribas Leasing Corporation (“Assignor”), a Delaware corporation, is executing and delivering to Assignee (1) a Deed With Limited Title Warranties, and (2) a Bill of Sale and Assignment (the foregoing documents and any other documents to be executed in connection therewith are herein called the “Conveyancing Documents” and any of the properties, rights or other matters assigned, transferred or conveyed pursuant thereto are herein collectively called the “Subject Property”).
     Notwithstanding any provision contained in the Conveyancing Documents to the contrary, Assignee acknowledges that Assignor makes no representations or warranties of any nature or kind, whether statutory, express or implied, with respect to environmental matters or the physical condition of the Subject Property, and Assignee, by acceptance of the Conveyancing Documents, accepts the Subject Property “AS IS,” “WHERE IS,” “WITH ALL FAULTS” and without any such representation or warranty by Grantor as to environmental matters, the physical condition of the Subject Property, compliance with subdivision or platting requirements or construction of any improvements. Without limiting the generality of the foregoing, Assignee hereby further acknowledges and agrees that warranties of merchantability and fitness for a particular purpose are excluded from the transaction contemplated by the Conveyancing Documents, as are any warranties arising from a course of dealing or usage of trade. Assignee hereby assumes all risk and liability (and agrees that Assignor will not be liable for any special, direct, indirect, consequential, or other damages) resulting or arising from or relating to the ownership, use, condition, location, maintenance, repair, or operation of the Subject Property, except for damages proximately caused by (and attributed by any applicable principles of comparative fault to) the Established Misconduct of Assignor. As used in the preceding sentence, “Established Misconduct” is intended to have, and be limited to, the meaning given to it in the Common Definitions and Provisions Agreement (Fremont/Building #3) incorporated by reference into the Agreement Regarding Purchase and Remarketing Options dated as of December 21, 2007 between Assignor and Lam Research Corporation, pursuant to which Agreement Assignor is delivering the Conveyancing Documents.
     The provisions of this Certificate will be binding on Assignee, its successors and assigns and any other party claiming through Assignee. Assignee hereby acknowledges that Assignor is entitled to rely and is relying on this Certificate.
[Signature page follows.]

IN WITNESS WHEREOF, Assignor and Assignee have signed this Acknowledgment of Disclaimer to be effective as of ______, 20___.

[LRC or the Applicable Purchaser]
By:
Name:
Title:

STATE OF	)
	)	SS
COUNTY OF	)
     On                     , 20___, before me                                                             , a Notary Public in and for the County and State aforesaid, personally appeared                                                             , who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on such instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
WITNESS, my hand and official seal.

Exhibit E to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 2

Exhibit F
SECRETARY’S CERTIFICATE
     The undersigned, [Secretary or Assistant Secretary] of BNP Paribas Leasing Corporation (“BNPPLC”), a Delaware corporation, hereby certifies as follows:
     1. That he is the duly, elected, qualified and acting Secretary [or Assistant Secretary] of the Corporation and has custody of the corporate records, minutes and corporate seal.
     2. That the following named persons have been properly designated, elected and assigned to the office in BNPPLC as indicated below; that such persons hold such office at this time and that the specimen signature appearing beside the name of such officer is his or her true and correct signature.
[The following blanks must be completed with the names and signatures of the officers who will be signing the Sale Closing Documents on behalf of BNPPLC.]

Name	Title	Signature

     3. That the resolutions attached hereto and made a part hereof were duly adopted by the Board of Directors of BNPPLC in accordance with BNPPLC’s Articles of Incorporation and Bylaws. Such resolutions have not been amended, modified or rescinded and remain in full force and effect.
     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Corporation on this                     , day of                                         , 20___.
[signature and title]

CORPORATE RESOLUTIONS OF
BNP PARIBAS LEASING CORPORATION
[DRAFTING NOTE: INSERT HERE COPIES OF RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS OF BNPPLC SUFFICIENT TO AUTHORIZE THE DELIVERY OF SALE CLOSING DOCUMENTS. SUCH RESOLUTIONS MAY BE AS FOLLOWS:
     WHEREAS, pursuant to that certain Agreement Regarding Purchase and Remarketing Options (Fremont/Building #3) (herein called the “Purchase Agreement”) dated as of December 21, 2007, by and between BNP Paribas Leasing Corporation (“BNPPLC”) and Lam Research Corporation (“LRC”) , BNPPLC agreed to sell and Purchaser agreed to purchase or cause the Applicable Purchaser (as defined in the Purchase Agreement) to purchase the Corporation’s interest in the property (the “Property”) located in                     , California, more particularly described therein.
     NOW THEREFORE, BE IT RESOLVED, that the Board of Directors of BNPPLC, in its best business judgment, deems it in the best interest of BNPPLC and its shareholders that BNPPLC convey the Property to LRC or the Applicable Purchaser pursuant to and in accordance with the terms of the Purchase Agreement.
     RESOLVED FURTHER, that the proper officers of BNPPLC, and each of them, are hereby authorized and directed in the name and on behalf of BNPPLC to cause BNPPLC to fulfill its obligations under the Purchase Agreement.
     RESOLVED FURTHER, that the proper officers of BNPPLC, and each of them, are hereby authorized and directed to take or cause to be taken any and all actions and to prepare or cause to be prepared and to execute and deliver any and all deeds, assignments and other documents, instruments and agreements that are necessary, advisable or appropriate, in such officer’s sole and absolute discretion, to carry out the intent and to accomplish the purposes of the foregoing resolutions. ]

Exhibit F to Agreement Regarding Purchase and Remarketing
Options (Fremont/Building #3) — Page 2

Exhibit G
CERTIFICATION OF NON-FOREIGN STATUS
     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. Sections 18805, 18815 and 26131 of the California Revenue and Taxation Code, as amended, provide that a transferee of a California real property interest must withhold income tax if the transferor is a nonresident seller.
     To inform [LRC or the Applicable Purchaser] (“Transferee”) that withholding of tax is not required upon the disposition of a California real property interest by BNP PARIBAS LEASING CORPORATION (“Transferor”), a Delaware corporation, the undersigned hereby certifies the following on behalf of Transferor:
1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2. Transferor is not a disregarded entity (as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations);
3. Transferor’s U.S. employer identification number is 75-2252918; and
4. Transferor’s office address is:
BNP Paribas Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox, Managing Director
Transferor understands that this Certification of Non-Foreign Status may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.
Under penalties of perjury I declare that I have examined this Certification of Non-Foreign Status and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.
     Dated:                                         , 20___.

Lloyd G. Cox, Managing Director of Transferor